Form 3 Exhibit - Joint Filer Information

                                  Exhibit 99-1

Name:                                Metropolitan Life Insurance Company*
Address:                             One MetLife Way, Whippany, New Jersey 07981

Designated Filer:                    Daniel F. Scudder
                                     Associate General Counsel
                                     Metropolitan Life Insurance Company

Issuer & Ticker Symbol:              ClearBridge Energy MLP Fund Inc. (CEM)
Date of Event Requiring Statement:   June 11, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-2

Name:                                MetLife Insurance Company USA (on behalf of
                                     its Separate Account MGA) **
Address:                             One MetLife Way, Whippany, New Jersey 07981

Designated Filer:                    Daniel F. Scudder
                                     Associate General Counsel
                                     Metropolitan Life Insurance Company

Issuer & Ticker Symbol:              ClearBridge Energy MLP Fund Inc. (CEM)
Date of Event Requiring Statement:   June 11, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-3

Name:                                MetLife Insurance Company USA [on behalf of
                                     its Separate Account SA (Structured
                                     annuity)]***
Address:                             One MetLife Way, Whippany, New Jersey 07981

Designated Filer:                    Daniel F. Scudder
                                     Associate General Counsel
                                     Metropolitan Life Insurance Company

Issuer & Ticker Symbol:              ClearBridge Energy MLP Fund Inc. (CEM)
Date of Event Requiring Statement:   June 11, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-4

Name:                                First MetLife Investors Insurance Company
                                     ****
Address:                             One MetLife Way, Whippany, New Jersey 07981

Designated Filer:                    Daniel F. Scudder
                                     Associate General Counsel
                                     Metropolitan Life Insurance Company

Issuer & Ticker Symbol:              ClearBridge Energy MLP Fund Inc. (CEM)
Date of Event Requiring Statement:   June 11, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-5

Name:                                MetLife Insurance Company USA *****
Address:                             One MetLife Way, Whippany, New Jersey 07981

Designated Filer:                    Daniel F. Scudder
                                     Associate General Counsel
                                     Metropolitan Life Insurance Company

Issuer & Ticker Symbol:              ClearBridge Energy MLP Fund Inc. (CEM)
Date of Event Requiring Statement:   June 11, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-6

Name:                                Metropolitan Life Insurance Company ******
Address:                             One MetLife Way, Whippany, New Jersey 07981

Designated Filer:                    Daniel F. Scudder
                                     Associate General Counsel
                                     Metropolitan Life Insurance Company

Issuer & Ticker Symbol:              ClearBridge Energy MLP Fund Inc. (CEM)
Date of Event Requiring Statement:   June 11, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-7

Name:                                General American Life Insurance Company
                                     *******
Address:                             One MetLife Way, Whippany, New Jersey 07981

Designated Filer:                    Daniel F. Scudder
                                     Associate General Counsel
                                     Metropolitan Life Insurance Company

Issuer & Ticker Symbol:              ClearBridge Energy MLP Fund Inc. (CEM)
Date of Event Requiring Statement:   June 11, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

*Metropolitan Life Insurance Company as a direct owner/purchaser of $300,000,
PPN 184692C@8, 2.87% Series H Senior Secured Notes Due June 11, 2021.

** MetLife Insurance Company USA (on behalf of its Separate Account MGA) as a direct owner/purchaser of $1,100,000, PPN 184692C@8, 2.87% Series H Senior
Secured Notes Due June 11, 2021 by Metropolitan Life Insurance Company, the
investment manager.

*** MetLife Insurance Company USA [on behalf of its Separate Account SA
(Structured annuity)] as a direct owner/purchaser of $900,000, PPN 184692C@8,
2.87% Series H Senior Secured Notes Due June 11, 2021 by Metropolitan Life
Insurance Company, the investment manager.

**** First MetLife Investors Insurance Company as direct owner/purchaser of
$400,000, PPN 184692D@7, 3.76% Series K Senior Secured Notes Due June 11, 2030
by Metropolitan Life Insurance Company, the investment manager.

***** MetLife Insurance Company USA as a direct owner/purchaser of $5,200,000,
PPN 184692D@7, 3.76% Series K Senior Secured Notes Due June 11, 2030 by
Metropolitan Life Insurance Company, the investment manager.

****** Metropolitan Life Insurance Company as direct owner/purchaser of
$4,500,000, PPN 184692D@7, 3.76% Series K Senior Secured Notes Due June 11, 2030
by Metropolitan Life Insurance Company, the investment manager.

******* General American Life Insurance Company as direct owner/purchaser of
$1,700,000, PPN 184692D@7, 3.76% Series K Senior Secured Notes Due June 11, 2030
by Metropolitan Life Insurance Company, the investment manager.